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                                                                   Exhibit 3-229
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Microfilm Number_______        Filed with the Department of State on DEC 01 1992

Entry Number 2176529           /s/ [graphic of signature omitted]
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                               Secretary of the Commonwealth
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                       CERTIFICATE OF LIMITED PARTNERSHIP
                              DSCB: [o] (Rev 90)

   ln compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned desiring to form a limited partnership, hereby certifies that:

1. The name of the limited partnership is: North Cape Convelescent Center Associates, L.P.

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2. The (a) address of this limited partnership's intial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

   (a) 5601 Chestnut Street, Philadelphia, PA     19139 Philadelphia
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       Number and Street     City          State  Zip   County

   (b) c/o:
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       Name of Commercial Registered Office Provider    County

   For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3. The name and business address of each general partner of the partnership is:

   Name                                Address

   Geriatric & Medical Services, Inc., a New Jersey corporation
   5601 Chestnut Street, Philadelphia, PA 19139

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4. (Check, and if appropriate complete, one of the following):

    |x| The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

    |_| The formation of the limited partnership shall be effective on
     _____________ at _____________
          Date             Hour

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   IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 30th day of November, 1992.
Geriatric & Medical Services, Inc., a New Jersey corporation
General Partner

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                (Signature)                             (Signature)

BY: /s/ Arthur A. Carr Jr.
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                (Signature)                             (Signature)
    Arthur A. Carr, Jr., President